UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 17, 2015

DRUG FREE SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 333-175525

Nevada	99-036511
(State or other jurisdiction of Incorporation or organization)	(I.R.S. Employer Identification No.)

2308 Ocean Drive
Manhattan Beach, CA 90266	(631) 740-7898
(Address of principal executive offices)	(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accounting Firm

Previous independent registered public accounting firm.

On February 17th 2015, the Board of Directors of Drug Free Solutions, Inc. (the “Registrant”, “Company” or “We”) notified PKF O’Conner Davies (“PKF”) that it was dismissing PKF as its independent registered public accounting firm effective immediately.

The report of PKF on the financial statements of the Registrant for the fiscal year ended May 31, 2013 and the report on the financial statements of the Registrant for the fiscal year ended May 31, 2012 of predecessor independent accounting firm M&K CPAS PLLC (“M&K”) contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles other than an explanatory paragraph as to a going concern.

During the fiscal years ended May 31, 2013 and 2012 and through February 17, 2015 there have been no;

(i) disagreements with PKF or M&K on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PKF or M&K would have caused them to make reference to the subject matter of the disagreement(s) in their reports on the financial statements for such years; or

(ii) “reportable events”, as that term is described in Item 304(a)(l)(v) of Regulation S-K.

The Registrant has provided PKF with a copy of this Form 8-K, and has requested that PKF furnish a letter addressed to the United States Securities and Exchange Commission stating whether or not it agrees with the above statements, and if not, stating the respects with which is does not agree. A copy of such letter is attached hereto as exhibit 16.1 of this Form 8-K.

(b) New independent registered public accounting firm.

On March 15, 2015, The Registrant’s Board of Directors engaged Hartley Moore Accountancy Corporation of Irvine, CA (“HMCPA”) as its new independent registered public accounting firm effective immediately. In deciding to select HMCPA, the Registrant’s Board of directors reviewed auditor independence issues and existing commercial relationships with HMCPA and concluded that HMCPA has no commercial relationship with the Company that would impair its independence for the fiscal year ended May 31, 2014. During the registrants two most recent fiscal years ended May 31, 2014 and the subsequent interim period through March 15, 2015, the Registrant did not consult with HMCPA with respect to:

(i) either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and either a written report was provided to the Company or oral advice was provided that the new independent registered public accounting firm concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii) any matter that was either the subject of a disagreement as defined in paragraph 304(a)(l)(iv) of Regulation S-K or a reportable event as described in paragraph 304(a)(l)(v) of Regulation S-K.

Item 8.01 Other Events.

Item 9.01

The following exhibits are filed with this report:

Exhibit Number	Description

16.1	Letter from PKF O’Connor Davies

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 19, 2015

Drug Free Solutions, Inc.

By:	/s/ Genie O’Malley
Genie O’Malley
Chief Executive Officer